NORWEST ADVANTAGE FUNDS

                               STABLE INCOME FUND
                       INTERMEDIATE GOVERNMENT INCOME FUND
                                   INCOME FUND
                             TOTAL RETURN BOND FUND

                      Supplement Dated December 23, 1997 to
                        Prospectus Dated October 1, 1997


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1.       INCOME FUND

The third and fourth paragraphs under the section entitled "Investment Policies" on pages 21-22 of the Prospectus are deleted and the following is to be inserted as the final two paragraphs under that section.

Normally, at least 80% of the Fund's assets will be invested in securities that are rated (or unrated and determined by Norwest to be of comparable quality) within the top four grades by an NRSRO at the time of purchase. For example, for bonds, these grades are "Aaa", "Aa", "A" and "Baa" in the case of Moody's Investors Service ("Moody's") and "AAA", "AA", "A" and "BBB" in the case of Standard & Poor's ("S&P") and Fitch Investors Service, L.P. ("Fitch"). These securities are generally considered to be investment grade securities, although Moody's indicates that securities rated "Baa" have speculative characteristics. A description of the rating categories of certain NRSROs is contained in the SAI of the Fund.

NON-INVESTMENT GRADE SECURITIES. The Fund may invest up to 20% of its total assets in securities rated in the fifth highest rating category by an NRSRO ("Ba" by Moody's or "BB" by S&P or Fitch), or which are unrated and judged by Norwest to be of comparable quality. Such securities (commonly referred to as "junk bonds") are not considered to be investment grade and have speculative or predominantly speculative characteristics. Non-investment grade, high risk securities provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These lower rated securities involve greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of lower rated securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. During the Fund's most recent fiscal year ended May 31, 1997, it did not invest in non-investment grade securities.

2.       TOTAL RETURN BOND FUND

The Fund's Board of Trustees has approved a change in the non-fundamental policies of the Fund allowing it to invest all of its assets in Strategic Value Bond Portfolio, a portfolio of Core Trust (Delaware), on or about January 9,
1998. Strategic Value Bond Portfolio has substantially the same investment objective and investment policies as the Fund. Accordingly, the section entitled "Investment Policies" on pages 22-23 of the Prospectus will be replaced in its entirety with the following:

INVESTMENT POLICIES (AFTER JANUARY 9, 1998). Strategic Value Bond Portfolio invests in a broad range of fixed income instruments including corporate bonds, asset-backed securities, mortgage-related securities, U.S. Government Securities, preferred stock, convertible bonds and foreign bonds in order to create a strategically diversified portfolio of high-quality fixed income investments.

In making investment decisions, the investment adviser focuses on relative value as opposed to the prediction of the direction of interest rates. In general, particular emphasis is placed on higher current income instruments such as
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corporate  bonds  and  mortgage/asset-backed  securities  in  order  to  enhance returns. The investment adviser believes that this exposure enhances performance in varying economic and interest rate cycles while avoiding excessive risk concentrations. The investment adviser's investment process involves rigorous evaluation of each security. This includes identifying and valuing cash flows, embedded options, credit quality, structure, liquidity, marketability, current versus historical trading relationships, supply and demand for the instrument and expected returns in varying economic/interest rate environments. This process seeks to identify securities which represent the best relative economic value. The results of the investment process are then evaluated against the Portfolio's objective and the Portfolio purchases those securities which will enhance its positioning. The Portfolio will be repositioned based on market changes and shifts in relative value of the instruments held by the Portfolio.

The Portfolio's investments are subject to the various risks of investing in fixed-income securities. To limit the Portfolio's "credit risk," in general, 65% of the Portfolio's assets will be invested in fixed-income securities rated in one of the three highest rating categories by at least one NRSRO, such as Moody's Investors Service, Standard & Poor's, Fitch Investors Service, L.P. or Duff & Phelps Credit Rating Co., or which are unrated and determined by the investment adviser to be of comparable quality. In addition, the Portfolio will limit its investment in securities with a less than an investment grade rating to 20% of the Portfolio's assets. While the average quality of the Portfolio will vary over an economic cycle, the weighted average rating of the Portfolio's investments will be "A" or better. A description of the rating categories of various NRSRO's is contained in the SAI of the Portfolio. Investment grade instruments include those that are rated in one of four highest long-term rating categories by an NRSRO or are unrated and determined by the Advisers to be of comparable quality.

The average maturity of the Portfolio will vary between five and fifteen years. In the case of mortgage-related, asset-backed and similar securities, the Portfolio uses the security's average life in calculating the Portfolio's average maturity. The Portfolio's effective duration normally will vary between three and eight years.

One of the primary tenets of the Fund is strategic diversification. Toward that end, the Fund will not invest more than: (1) 75% in corporate bonds, (2) 25% in one industry of the corporate market, (3) 50% in asset-backed securities, or (4) 60% in mortgage-related securities. U.S. Government Securities may be held in any amount without restriction. With respect to corporate bonds, generally no more than 5% will be held in one issuer.

The Portfolio may enter into derivative transactions to receive favorable financing or diversify portfolio risk. The Portfolio may invest in securities that are restricted as to disposition under the federal securities laws (sometimes referred to as "private placements" or "restricted securities.") In addition, the Portfolio may invest in interests of other investment companies, which also may be restricted securities.

NON-INVESTMENT GRADE SECURITIES. The Portfolio may invest up to 20% of its total assets in securities rated in the fifth highest rating category by an NRSRO ("Ba" by Moody's or "BB" by S&P or Fitch), or which are unrated and judged by Norwest to be of comparable quality. Such securities (commonly referred to as "junk bonds") are not considered to be investment grade and have speculative or predominantly speculative characteristics. Non-investment grade, high risk securities provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These lower rated securities involve greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of lower rated securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates.